UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  April 27, 2011
(Date of earliest event reported)

Lithia Motors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation or Organization)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.)

360 E. Jackson Street Medford, Oregon 97501 (address of Principal Executive Offices) (Zip Code)

541-776-6868

Registrant's Telephone Number, Including Area Code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

(a)      On April 27, 2011, Lithia Motors, Inc. held its annual meeting of shareholders.

(b)      The shareholders at the annual meeting acted on the following matters and the results are set forth below.

1.       To elect directors of Lithia Motors, Inc. for the ensuing year:

Name		No. of Shares Voting For	No. of Shares Withheld Voting	Number of Broker Non-Votes

Sidney B. DeBoer	Class A	16,103,992	433,528	3,686,908
	Class B	3,762,231

Thomas B. Becker	Class A	16,350,924	186,596	3,686,908
	Class B	3,762,231

Susan O. Cain	Class A	16,373,986	163,534	3,686,908
	Class B	3,762,231

Bryan B. DeBoer	Class A	13,711,187	2,826,333	3,686,908
	Class B	3,762,231

William J. Young	Class A	16,373,776	163,744	3,686,908
	Class B	3,762,231

2.       To approve our Discretionary Support Service Variable Performance Compensation Plan applicable to our named executive officers;

	Number of Shares Voting For	Number of Shares Voting Against	Number of Shares Abstaining	Number of Broker Non-Votes

Class A	16,340,353	174,739	22,428	3,686,908

Class B	3,762,231

3.       To approve our Performance-Vesting Equity Award Program for our named executive officers and to approve amendments to two outstanding restricted stock unit awards, to make the awards performance-based.

	Number of Shares Voting For	Number of Shares Voting Against	Number of Shares Abstaining	Number of Broker Non-Votes

Class A	15,108,599	1,413,412	15,509	3,686,908

Class B	3,762,231

4.       To consider an advisory vote on the 2010 compensation for our named executive officers.

	Number of Shares Voting For	Number of Shares Voting Against	Number of Shares Abstaining	Number of Broker Non-Votes

Class A	16,478,201	45,188	14,131	3,686,908

Class B	3,762,231

5.       To conduct an advisory vote on the frequency of the shareholder advisory vote on compensation of our named executive officers.

	Number of Shares Voting For Every Year	Number of Shares Voting for Every Other Year	Number of Shares Voting for Every Third Year	Number of Shares Abstaining	Number of Broker Non-Votes

Class A	14,558,477	65,477	1,893,088	20,478	3,686,908

Class B	3,762,231

6.       To ratify the appointment of KPMG LLP as our Independent Registered Public Accountants for the year ending December 31, 2011.

	Number of Shares Voting For	Number of Shares Voting Against	Number of Shares Abstaining	Number of Broker Non-Votes

Class A	20,131,456	90,842	2,130	-0-

Class B	3,762,231

*With respect to all matters, each Class B common stock has 10 votes.  Each of the proposals received the requisite vote for approval.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2011	By:	LITHIA MOTORS, INC. (Registrant) /s/ Kenneth E. Roberts Kenneth E. Roberts Assistant Secretary